SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2)
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Reg. 240.14a-11(c) or Reg. 240.14a-12


                                AMPEX CORPORATION
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[ ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
[ ]     $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)       Title of each class of securities to which transaction applies:
        2)       Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to
                 Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        4)       Proposed maximum aggregate value of transaction:
        5)       Total fee paid:
[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1)       Amount Previously Paid:
        2)       Form, Schedule or Registration Statement No.:
        3)       Filing Party:
        4)       Date Filed:

438774.6

                                AMPEX Corporation

                                Ampex Corporation
                                  500 Broadway
                         Redwood City, California 94063



                                  April 9, 1997

To Our Stockholders:

You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Ampex Corporation, to be held at the Westin St. Francis Hotel, 335 Powell Street, San Francisco, California on Friday, May 16, 1997 at 9:00 a.m.

The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of 1997 Annual Meeting of Stockholders and Proxy Statement. A proxy, as well as a copy of the Company's 1996 Annual Report, are included along with the Proxy Statement. These materials are being sent to stockholders on or around April 9, 1997.

It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend. Accordingly, please take a moment now to complete, sign, date and mail the enclosed proxy.

We look forward to seeing you at the meeting.

Sincerely,



Edward J. Bramson
Chairman

438774.6

                                AMPEX CORPORATION
                                  500 Broadway
                         Redwood City, California 94063

                  NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of Ampex Corporation (the "Company") will be held at the Westin St. Francis Hotel, 335 Powell Street, San Francisco, California on Friday, May 16, 1997 at 9:00 a.m. for the following purposes:

         1. To elect two Class III directors to serve until the 2000 Annual Meeting of Stockholders and until a successor has been elected and qualified or until earlier resignation, removal for cause or death. The Board of Directors has nominated Craig
                  L. McKibben and Peter Slusser for election as Class III directors.

         2. To vote on a proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the Company for the current fiscal year.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on March 25, 1997 are entitled to notice of and to vote at the meeting and any adjournment thereof.

                                    By Order of the Board of Directors



                                    Edward J. Bramson
                                    Chairman

Redwood City, California
April 9, 1997

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE
COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT
PROMPTLY IN THE ENCLOSED ENVELOPE.



438774.6

                                AMPEX CORPORATION

                                 PROXY STATEMENT

                                  April 9, 1997

         The accompanying proxy is solicited on behalf of the Board of Directors of Ampex Corporation, a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders of the Company to be held at the Westin St. Francis Hotel, 335 Powell Street, San Francisco, California, on Friday, May 16, 1997 at 9:00 a.m. (the "1997 Annual Meeting" or the "Meeting"). Only holders of record of the Company's Class A Common Stock, $0.01 par value per share (the "Class A Stock") at the close of business on March 25, 1997 will be entitled to vote. At the close of business on that date, the Company had 45,523,597 shares of Class A Stock outstanding and entitled to vote. A majority of the outstanding Class A Stock (22,761,799 shares) will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying proxy were first mailed to stockholders on or about April 9, 1997. An Annual Report containing all information specified by Rule 14a-3 of the rules of the Securities and Exchange Commission (the "SEC") was mailed to each stockholder concurrently with a copy of this Proxy Statement.

                                TABLE OF CONTENTS
                                                                                                                  Page

Voting Rights......................................................................................................  1
Solicitation and Revocability of Proxies...........................................................................  1
Company Background.................................................................................................  2
Proposal No. 1 - Election of Class III Directors...................................................................  2
Proposal No. 2 - Ratification of Selection of Coopers & Lybrand L.L.P. as Independent Public
         Accountants for the Current Fiscal Year...................................................................  5
Security Ownership of Certain Beneficial Owners and Management.....................................................  6
Compensation of Executive Officers................................................................................. 10
Report of the Compensation Committee on Executive Compensation..................................................... 15
Company Performance Graph.......................................................................................... 18
Certain Relationships and Related Transactions..................................................................... 19
Stockholder Proposals for 1998 Annual Meeting...................................................................... 19
Other Business..................................................................................................... 19

ENCLOSURE:                 Ampex Corporation 1996 Annual Report


                                  VOTING RIGHTS

         Holders of Class A Stock are entitled to one vote for each share held as of March 25, 1997 (the "Record Date"). Shares of Class A Stock may not be voted cumulatively for the election of directors. If the enclosed proxy is properly signed and returned, the shares represented thereby will be voted. If the stockholder specifies in the proxy how the shares are to be voted, they will be voted as specified. If the stockholder does not specify how the shares are to be voted, they will be voted for the Company's nominees for election to the Board of Directors, and in favor of each of the other items set forth in the accompanying Notice of Meeting. The Company's transfer agent will tabulate all votes cast. Abstentions and broker non-votes will be counted for determining whether a quorum exists, but not for determining whether a proposal is approved. The effect of an abstention or broker non-vote will be the same as a vote against adoption of a proposal.


                    SOLICITATION AND REVOCABILITY OF PROXIES

         Proxies in the enclosed form are being solicited by the Company, and the expenses of soliciting such proxies will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph, facsimile or in person. The Company does not currently expect that it will retain a proxy solicitation firm. Following the original mailing of

                                        1
438774.6
the proxies and other soliciting materials, the Company will request brokers, custodians, nominees and other record holders of the Company's Class A Stock to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Class A Stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

         Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the 1997 Annual Meeting, or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by: (i) a notice in writing delivered to the Company stating that the proxy is revoked;
(ii) a subsequent proxy executed by the person executing the prior proxy and presented at the Meeting; or (iii) attendance at the Meeting and voting in person.

                               COMPANY BACKGROUND

         Ampex Corporation is engaged in the design, development, production and distribution of high-speed, high-capacity magnetic recording products and systems. The Company is one of the world's leading innovators in the fields of magnetic recording, digital image processing and high-performance digital storage for the visual information age. The Company's principal products are mass data storage products, instrumentation recorders and professional video recording products. The Company is also actively seeking to commercialize its keepered media technology which is designed to increase the storage capacity of computer hard disk drives at nominal incremental cost. References to "Ampex" or the "Company" include subsidiaries and predecessors of Ampex Corporation, unless the context indicates otherwise.

                                 PROPOSAL NO. 1

                         ELECTION OF CLASS III DIRECTORS

Background

         The number of directors comprising the Company's full Board of Directors is five, divided into three classes, designated Class I, Class II and Class III. The Class I directors (Edward J. Bramson and William A. Stoltzfus, Jr.) were elected at the 1995 Annual Meeting of Stockholders for three-year terms that will expire at the 1998 Annual Meeting of Stockholders. The Class II director (Douglas T. McClure, Jr.) was elected at the 1996 Annual Meeting of Stockholders for a three-year term that will expire at the 1999 Annual Meeting. The Class III directors (Craig L. McKibben and Peter Slusser) were elected at the 1995 Annual Meeting for terms that will expire at the 1997 Annual Meeting. Class III directors elected at the 1997 Annual Meeting will serve for three-year terms. A director may not be removed from office before the expiration of his or her elected term except for cause, and only with the approval of the holders of at least 80% of the Company's voting stock.

         The Company's two current Class III directors, Mr. McKibben and Mr. Slusser, have been nominated by the Board for reelection as the Class III directors. Following the 1997 Annual Meeting, the Company will have two Class I directors, one Class II director and two Class III directors, constituting the full Board.

Election of Class III Directors

         At the 1997 Annual Meeting, stockholders will elect two Class III directors who will hold office until the 2000 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their earlier resignation, removal for cause or death. The directors will be elected by a plurality vote of the holders of Class A Stock represented and voting at the Meeting. Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Company's management, unless the proxy is marked in such a manner as to withhold authority to so vote. If a nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware that its nominees will be unable to, or for good cause will not, serve as directors.


                                        2
438774.6

Directors/Nominees

         Certain information concerning the Company's incumbent directors, as well as the nominees for election as Class III directors, is set forth below.

          Name of Director                   Age                       Principal Occupation                 Director Since

         Class I Directors:

Edward J. Bramson(1)(2)(3)                    46         Director, Chairman of the Board and Chief               1992
                                                         Executive Officer of the Company

William A. Stoltzfus, Jr.(2)(3)(4)            72         Retired Vice President, Chemical Bank                   1992

         Class II Director:

Douglas T. McClure(2)(3)(4)                   44         Managing Director, The Private Merchant                 1995
                                                         Banking Company

    Class III Directors/Nominees:

Craig L. McKibben(1)                          46         Director, Vice President, Chief Financial               1992
                                                         Officer and Treasurer of the Company

Peter Slusser(2)(3)(4)                        67         President and Chief Executive Officer,                  1992
                                                         Slusser Associates, Inc.

----------------------------

(1)  Member of Executive Committee
(2)  Member of Audit Committee
(3)  Member of Compensation Committee
(4)  Member of Stock Incentive Plan Committee

Class I Directors

         Edward J. Bramson is Chairman of the Board and Chief Executive Officer of the Company. He has been an officer and director of the Company since 1987, and since January 1991 has been Chief Executive Officer of the Company. He is also Chairman and Chief Executive Officer of Sherborne Holdings Incorporated and Sherborne & Company Incorporated, and is a limited partner of Newhill Partners, L.P. These entities, which are private investment holding companies, may be deemed to be affiliates of the Company. Mr. Bramson is also a director of Hillside Capital Incorporated, a private industrial holding company with which he has been associated since 1976. From 1987 until December 1994, Mr. Bramson was a director and executive officer of NH Holding Incorporated ("NHI"), the Company's former parent. See "Relationship With NH Holding Incorporated," below.

     William A. Stoltzfus, Jr. has been a director of the Company since September 1992. Mr. Stoltzfus was a Vice President of Chemical Bank from 1984 through his retirement in 1992, where he was responsible for marketing the bank's products in the Middle East. From 1972 to 1976, Mr. Stoltzfus was the U.S. Ambassador to Kuwait.

Class II Director

     Douglas T. McClure, Jr. has been a director of the Company since February 1995. Mr. McClure is a Managing Director of The Private Merchant Banking Company, a position he has held since February 1996. From 1992 to 1994, he was a Managing Director of New Street Capital Corporation, a merchant banking firm, and from 1987 to 1992, he was a Managing Director of Drexel Burnham Lambert Incorporated. Mr. McClure also serves on the Board of Directors of WestPoint Stevens, a textile manufacturer.


                                        3
438774.6

Class III Directors/Nominees

         Craig L. McKibben, a Class III director and nominee for election, is Vice President, Chief Financial Officer and Treasurer of the Company. Mr. McKibben has been an officer and a director of the Company since 1989. From 1983 to 1989, he was a partner at the firm of Coopers & Lybrand L.L.P., independent public accountants. He is also Vice President of Buffalo Color Corporation ("Buffalo Color"), a specialty chemicals manufacturer, Chairman, President and Chief Executive Officer of Lanesborough Corporation (which is the parent of Buffalo Color) and Vice President and a director of Sherborne Holdings Incorporated and of Sherborne & Company Incorporated. Since 1989 Mr. McKibben has been a director and executive officer of NHI. See "Relationship With NH Holding Incorporated," below.

         Peter Slusser, a Class III director and nominee for election, has been a director of the Company since March 1992. Since July 1988, Mr. Slusser has been the President and Chief Executive Officer of Slusser Associates, Inc., a private investment banking company, and the President and Chief Executive Officer of GBH Investments, Inc., a private investment company. From December 1975 to March 1988 he was Managing Director and Head of Mergers and Acquisitions for PaineWebber Incorporated. Mr. Slusser is currently a director of ADT Limited, an international company principally engaged in security services and auction services. He is also a director of Sherborne Holdings Incorporated.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF CRAIG L. MCKIBBEN AND PETER SLUSSER, AS CLASS III DIRECTORS.

Board and Committee Meetings

         During the year ended December 31, 1996, the Board of Directors met eight times. Each director who served on the Board during 1996 attended all Board meetings and meetings of Board committees on which he served, during the periods that he served, except as indicated below.

         Standing committees of the Board include an Executive Committee, an Audit Committee, a Compensation Committee and a Stock Incentive Plan Committee. The Board does not have a nominating committee or a committee performing a similar function.

         Messrs. Bramson and McKibben are currently members of the Executive Committee. The Executive Committee generally is authorized to exercise all power and authorities of the Board to the extent permitted by Delaware law, except for amending the Company's Certificate of Incorporation or Bylaws, issuing stock or taking certain actions relating to a corporate merger, consolidation or dissolution. The Executive Committee did not meet during fiscal 1996.

         Messrs. Bramson, McClure, Slusser and Stoltzfus are currently the members of the Audit Committee. The Audit Committee is authorized to recommend independent auditors for the Company, to inquire into and make recommendations to the Board concerning the scope of the audit and to review any recommendations made by such auditors to the Board. The Audit Committee met twice during fiscal 1996. Mr. Bramson did not participate in one of such meetings.

         Messrs. Bramson, McClure, Slusser and Stoltzfus are currently the members of the Compensation Committee. The Compensation Committee determines salaries and other compensation for the Company's executive officers (except for compensation under the 1992 Stock Incentive Plan, which is determined by the Stock Incentive Plan Committee), with Mr. Bramson abstaining from decisions with respect to his own compensation.
The Compensation Committee met twice during fiscal 1996.

         Messrs. McClure, Slusser and Stoltzfus are currently the members of the Stock Incentive Plan Committee. The function of the Stock Incentive Plan Committee is to administer the Company's 1992 Stock Incentive Plan and any successor or additional stock incentive plans. The Stock Incentive Plan Committee met six times during fiscal 1996.


                                        4
438774.6

Directors' Compensation

         Directors who are officers of the Company receive no additional compensation for serving on the Board of Directors or any Board committee. For 1996, the Company paid a quarterly retainer to unaffiliated directors of $5,000 each for service on the Board and Board committees. The Company also granted, to each non-employee director, nonqualified options to acquire 5,000 shares of Class A Stock, at an option price of $6.0625 per share. Such options vest, in full, at the Company's 1997 Annual Meeting and expire 15 months after vesting.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

         Mr. Bramson, the Company's Chairman and Chief Executive Officer, serves on the Compensation Committee of the Company's Board of Directors, but does not participate in decisions of the Compensation Committee with respect to his own compensation. During fiscal 1996 Mr. McKibben was an executive officer of the Company and a director of Sherborne Holdings Incorporated, which, during 1996, had an executive officer (Mr. Bramson) who served as a director of the Company and on its Compensation Committee. In addition, during fiscal 1996, Mr. Bramson was an executive officer of the Company and a director of Sherborne Holdings Incorporated, which, during 1996, had an executive officer (Mr. McKibben) who served as a director of the Company.

Relationship With NH Holding Incorporated

         From its incorporation until December 28, 1994, the Company was a subsidiary of NH Holding Incorporated ("NHI"). Messrs. Bramson, McKibben and Slusser were the directors of NHI, and Messrs. Bramson and McKibben were executive officers of NHI. On December 28, 1994 (the "Consummation Date"), the United States Bankruptcy Court for the District of Delaware confirmed a plan of reorganization for NHI (the "NHI Plan"), pursuant to which all of the assets of NHI (including 16,000,000 shares of Class A Stock of the Company) were distributed to NHI's former creditors. Since the Consummation Date, Mr. McKibben has been serving as the sole officer and director of NHI and the disbursing agent under the NHI Plan.


                                 PROPOSAL NO. 2

            RATIFICATION OF SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR

         The Company has selected Coopers & Lybrand L.L.P. ("Coopers") as its principal independent accountants to perform the audit of the Company's financial statements for fiscal 1997 and the stockholders are being asked to ratify such selection. Coopers has audited the financial statements of the Company and its predecessors since 1987. Representatives of Coopers will be present at the Meeting, will be given an opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the Company's outstanding shares of Class A Stock represented and voting at the Meeting is required for approval of this Proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                                        5
438774.6

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

General

         As of the date of this Proxy Statement, the Company's authorized capital stock consists of Class A Stock; Class C Common Stock, par value $0.01 per share (the "Class C Stock"); and Preferred Stock, par value $1.00 per share (the "Preferred Stock"). The Class A Stock and Class C Stock are sometimes collectively called the "Common Stock." On the Record Date, there were 45,523,597 shares of Class A Stock outstanding and no shares of Class C Stock outstanding. The holders of Class A Stock are entitled to elect all members of the Board. The holders of Class C Stock are not entitled to any voting rights, except as required by law. Shares of Class C Stock are convertible into Class A Stock under certain circumstances. The Company's authorized Preferred Stock includes a series designated as 8% Noncumulative Preferred Stock (the "Noncumulative Preferred Stock"). Shares of Noncumulative Preferred Stock are not convertible into Common Stock. The holders of Noncumulative Preferred Stock are not entitled to any voting rights, except as required by law and in the specific circumstances set forth in the Certificate of Designations, Preferences and Rights governing the Noncumulative Preferred Stock.

         As of the Record Date, there were 828 record holders of Class A Stock (reflecting approximately 26,232 beneficial owners), no record holders of Class C Stock, and 12 record holders of Noncumulative Preferred Stock.

Security Ownership of Certain Beneficial Owners

         The following table sets forth certain information regarding the beneficial ownership of the Company's voting securities by each person known by the Company to be the beneficial owner of more than 5% of the Company's voting securities as of the Record Date. Class C Stock and Noncumulative Preferred Stock are nonvoting and are not reflected in the table below. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. However, as indicated by the notes following the table, certain shares are deemed to be beneficially owned by more than one person or entity as a result of attribution of ownership among affiliated persons and entities.

                                                                Amount and
                                                                 Nature of
                         Name and Address of                     Beneficial    Percentage
Title of Class           Beneficial Owner                        Ownership      of Class
Class A Stock,
  $0.01 par value        Edward J. Bramson(1)                    8,135,091      17.9%
                         Craig L. McKibben(2)                    3,282,071       7.2%
                         Ampex Retirement Master Trust(3)        2,407,480       5.3%

--------------------------

(1) Edward J. Bramson is Chairman of the Board and Chief Executive Officer of the Company. His address is 65 East 55th Street, New York, New York 10022. Mr. Bramson has stated, in certain filings with the Securities and Exchange Commission pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that he disclaims, or does not admit, beneficial ownership of certain shares shown in the table above for purposes of Sections 13(d), 13(g) and 16 of the Exchange Act, or otherwise. Mr. Bramson is the controlling stockholder of Sherborne Investments Corporation ("SIC"), controls SH Securities Co., LLC, a limited liability company ("SHLLC"), and serves as co-administrator of the Ampex Retirement Master Trust (the "Ampex Trust") (see Note 3 below). Mr. Bramson is also the controlling stockholder of Sherborne & Company Incorporated ("SCI"). SCI is the general partner of a partnership that controls the voting stock of Sherborne Holdings Incorporated ("SHI"). Accordingly, Mr. Bramson may be deemed to beneficially own all shares of Class A Stock beneficially owned, directly or indirectly, by SIC, SHLLC, the Ampex Trust, SCI and SHI. However, Mr. Bramson has no pecuniary interest in the shares held by the Ampex Trust, and has stated in filings with the Securities and Exchange Commission under Section 13(d) of the Exchange Act that he expressly disclaims any beneficial interest in such shares. The number of shares of Class A Stock shown in the table as beneficially owned by Mr. Bramson includes the following: 2,409,910 shares owned by Mr. Bramson directly; 2,500 shares subject to outstanding vested options held by Mr. Bramson under the Company's 1992 Stock Incentive Plan;

                                        6
438774.6

         1,500,000 shares beneficially owned by SIC (of which 250,000 shares are subject to repurchase by the Company if Mr. Bramson voluntarily resigns or is terminated for cause (collectively "ceases to be employed") before January 25, 1998); 400,000 shares beneficially owned by SHLLC (of which 200,000 shares are subject to repurchase by the Company if Mr. Bramson ceases to be employed before October 23, 1998; and 100,000 shares are subject to repurchase if Mr. Bramson ceases to be employed before October 23, 1999); 2,407,480 shares reported in the table as beneficially owned by the Ampex Trust; 491,979 shares beneficially owned by SCI; 703,566 shares beneficially owned by SHI and a subsidiary of SHI (of which 150,000 shares are subject to an option granted by SHI to Craig L. McKibben); and 219,656 shares beneficially owned by Craig
         L. McKibben (see Note 2), with respect to which SHI holds a proxy. Of the total shares reported as beneficially owned, Mr. Bramson shares voting power with respect to 219,656 shares and shares investment power with respect to 2,407,480 shares.

(2) Craig L. McKibben is a director and executive officer of the Company. His address is 65 East 55th Street, New York, New York 10022. Mr. McKibben has stated, in certain filings with the Securities and Exchange Commission pursuant to Sections 13(d) and 16(a) of the Exchange Act, that he disclaims, or does not admit, beneficial ownership of certain shares shown in the table above for purposes of Sections 13(d), 13(g) and 16 of the Exchange Act, or otherwise. Mr. McKibben serves as co-administrator of the Ampex Trust (see Note 3 below) and the Buffalo Color Master Trust (the "Buffalo Color Trust"). Accordingly, Mr. McKibben may be deemed to beneficially own all shares of Common Stock beneficially owned by such trusts. However, he has no pecuniary interest in the shares held by the Ampex Trust or the Buffalo Color Trust and has stated in filings with the Securities and Exchange Commission under Section 13(d) of the Exchange Act that he expressly disclaims any beneficial interest in such shares. The number of shares of Class A Stock shown in the table as beneficially owned by Mr. McKibben includes the following: 219,656 shares owned by Mr. McKibben directly; 208,000 shares subject to outstanding vested options held by Mr. McKibben under the Company's 1992 Stock Incentive Plan; 150,000 shares subject to outstanding vested options granted to Mr. McKibben by SHI; 2,407,480 shares reported in the table as beneficially owned by the Ampex Trust; and 296,935 shares beneficially owned by the Buffalo Color Trust. Of the total shares reported as beneficially owned, Mr. McKibben shares voting power with respect to 219,656 shares and shares investment power with respect to 2,704,415 shares.

(3) The Ampex Retirement Master Trust (the "Ampex Trust") is a pension trust holding assets for the Ampex Corporation Employees' Retirement Plan and the Quantegy Media Corporation (formerly Ampex Media Corporation) Retirement Plan. Its address is c/o State Street Bank and Trust Company, Master Trust Services, W5A, One Enterprise Drive, North Quincy, Massachusetts 02171. Investment power with respect to all shares shown in the table is shared by Mr. Bramson and Mr. McKibben. See Notes 1 and 2 above.

Security Ownership of Management

         The following table sets forth certain information as to each class of outstanding equity securities of the Company beneficially owned as of the Record Date by: (i) each director and nominee; (ii) the Company's Chief Executive Officer and the other four most highly compensated executive officers who were officers as of December 31, 1996; and (iii) all current directors and executive officers as a group. No executive officer or director of the Company owns securities of any parent or subsidiary of the Company (other than directors' qualifying shares), except as indicated in the footnotes to the table below. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The inclusion of any shares for any stockholder in the table below shall not be deemed an admission that such stockholder is, for any purpose, the beneficial owner of such shares. An asterisk denotes beneficial ownership of less than 1% of the class of securities indicated.


                                      7
438774.6

                                                                               Amount and
                                                                                Nature of
                                           Name of                             Beneficial           Percentage
    Title of Class                     Beneficial Owner                         Ownership            of Class

Class A Stock,
  $0.01 par value            Edward J. Bramson(1)                              8,135,091             17.9%

                             Craig L. McKibben(2)                              3,282,071              7.2%

                             Douglas T. McClure, Jr.(3)                           17,500               *

                             Peter Slusser(3)                                      7,500               *

                             William A. Stoltzfus, Jr.(3)                          8,500               *

                             Robert L. Atchison(4)                               172,300               *

                             Richard J. Jacquet(5)                                75,650               *

                             Joel D. Talcott(6)                                   73,150               *

                             All current directors and
                               executive officers as a group(7)                8,994,626             19.8%

Noncumulative
  Preferred Stock,
  $1.00 par value            Edward J. Bramson(1)                                  2,618              3.8%

                             Craig L. McKibben(2)                                  2,941              4.2

                             All current directors and executive
                               officers as a group                                 2,941              4.2


-----------------------------

(1) See Note 1 under the "Security Ownership of Certain Beneficial Owners" table above. The shares of Noncumulative Preferred Stock reported in this table are held by the Ampex Trust. Mr. Bramson serves as co-administrator of this trust.

(2) See Note 2 under the "Security Ownership of Certain Beneficial Owners" table above. Of the shares of Noncumulative Preferred Stock reported, 2,618 shares are held by the Ampex Trust and 323 shares are held by the Buffalo Color Trust. Mr. McKibben serves as co-administrator of these trusts.

(3) Includes 5,000 shares subject to outstanding options that will become exercisable within 60 days of the Record Date.

(4) Includes 172,300 shares subject to outstanding vested options under the 1992 Stock Incentive Plan.

(5) Includes 71,650 shares subject to outstanding vested options under the 1992 Stock Incentive Plan.

(6) Includes 64,650 shares subject to outstanding vested options under the 1992 Stock Incentive Plan.

(7) Includes an aggregate of 534,100 shares subject to outstanding options that are currently exercisable or become exercisable within 60 days of the Record Date. Shares that are deemed beneficially owned by both Mr. Bramson and Mr. McKibben are counted only once in the total shares reported. See Notes 1 and 2 above.


                                        8
438774.6

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and certain stockholders owning more than 10% of any class of the Company's equity securities ("10% Stockholders") to file reports with the SEC indicating their ownership of securities of the Company and any changes in such ownership. Executive officers, directors and 10% Stockholders are required to provide copies of these reports to the Company. Based on a review of copies of all such reports filed with respect to fiscal 1996 and furnished to the Company, as well as certain written representations provided to the Company by executive officers, directors and certain 10% Stockholders, all such reports required to be filed with respect to fiscal 1996 have been filed in a timely manner.


                                        9
438774.6

                       COMPENSATION OF EXECUTIVE OFFICERS

Summary of Compensation

         The following table summarizes the compensation earned by or paid to the Company's Chief Executive Officer and the other four most highly compensated executive officers during 1996 who were officers as of December 31, 1996 (collectively, the "Named Executives") for their services to the Company and its subsidiaries during fiscal 1994, 1995 and 1996. The Company does not have employment contracts with any of the Named Executives. See "Termination of Employment and Change-in-Control Arrangements," below.

                                              Summary Compensation Table

                                                                                         Long-Term Compensation
                                                                               ------------------------------------------
                                                Annual Compensation                      Awards               Payouts
                                    -------------------------------------------------------------------------------------
                                                                     Other                    Securities       Long        All Other
                                                                     Annual     Restricted    Underlying       Term         Compen-
Name and                                               Bonus        Compen-        Stock       Options/      Incentive      sation
Principal Position         Year        Salary($)        ($)        sation ($)     Awards       SARs (#)        Plan         ($)(1)
                                                                                                            Payouts($)
Edward J. Bramson,         1996           $160,008            $0         $0          0                 0           $0             $0
Chairman and Chief         1995            167,505             0          0          0                 0            0              0
Executive Officer(2)       1994            175,000             0          0          0          (40,000)            0              0

Robert L. Atchison,        1996            177,683       165,000          0          0            40,000            0          4,000
Vice President             1995            170,000       160,000          0          0            52,000            0          4,000
                           1994            170,000       150,000          0          0           208,000            0          4,000

Richard J. Jacquet,        1996            156,779        75,000          0          0            22,500            0          4,000
Vice President             1995            150,000        75,000          0          0            12,000            0          4,000
                           1994            149,135        42,500          0          0            85,000            0          4,000

Craig L. McKibben,         1996            170,004        75,000          0          0            25,000            0              0
Vice President,            1995            170,004       100,000          0          0           104,000            0              0
Treasurer and Chief        1994            170,000       100,000          0          0           208,000            0              0
Financial Officer(3)

Joel D. Talcott,           1996            154,183        87,801          0          0            67,500            0          4,000
Vice President  and        1995            145,000        90,553          0          0            12,000            0          4,000
Secretary                  1994            136,538        51,600          0          0            75,000            0          4,000


--------------------------

(1) All amounts disclosed under "All Other Compensation" consist of matching Company contributions under the Ampex Savings Plan, which is an employee-contributory savings incentive plan intended to qualify under Section 401(k) of the Internal Revenue Code.

(2) During 1994 and the first five months of 1995, Mr. Bramson received no salary payments directly from the Company. Salary payments for 1994 were made by the Company to Sherborne Holdings Incorporated, and payments for the first five months of 1995 were made by the Company to Lanesborough Corporation, in lieu of salary payments to Mr. Bramson for his services to the Company and its subsidiaries. From June through December 1995, Mr. Bramson's salary was paid directly by the Company. Mr. Bramson's salary for 1995 and 1996 reflects a voluntary reduction of $7,500 and $15,000 respectively in order to make funds available for 1995 and 1996 bonuses to other employees.

(3) During 1994 and the first five months of 1995, Mr. McKibben received no salary payments directly from the Company. Salary payments for 1994 were made by the Company to Sherborne Holdings Incorporated,

                                       10
438774.6
         and payments for the first five months of 1995 were made by the Company to Lanesborough Corporation, in lieu of salary payments to Mr. McKibben for his services to the Company and its subsidiaries.

Termination of Employment and Change-in-Control Arrangements

         Each Named Executive except Mr. Bramson is party to an Employment Security Letter pursuant to which he is entitled to continuation of salary, average bonus and medical and insurance benefits for 24 months following a "change in control" of the Company (as defined in the Employment Security Letter) in which he is terminated, his compensation and benefits are reduced to less than 90% of then-current compensation and benefits or he is relocated to a work location more than 50 miles from his current work location. Such benefits are subject to deferral or reduction as necessary to avoid excise tax under
Section 4999 of the Internal Revenue Code and to ensure deductibility under
Section 280G of the Internal Revenue Code, and will cease if the Named Executive accepts employment with a company engaged in business similar to the Company's business.


                                       11
438774.6

Option/SAR Grants

         The following table describes the options to purchase shares of the Company's Class A Stock granted to the Company's Named Executives during fiscal 1996 and the potential value of such options at the end of their terms, assuming certain levels of stock price appreciation.


                                           Option/SAR Grants in Fiscal 1996

                                                                                                           Potential
                                                                                                      Realizable Value at
                                                                                                        Assumed Annual
                                    Individual Grants (1)                                            Rates of Stock Price
                                                                                                         Appreciation
                                                                                                    For Option Term (1)(2)
----------------------------------------------------------------------------------------------------------------------------------
                                              % of Total
                             Number of         Options/
                            Securities           SARs
                            Underlying        Granted to        Exercise
                             Options/          Employees        or Base
                               SARs            in Fiscal         Price         Expiration
         Name               Granted (#)        Year (3)        ($/share)          Date         5% ($)         10% ($)
         ----               -----------        --------        ---------          ----         ------         -------

Edward J. Bramson                   0              n/a            n/a           n/a               n/a            n/a

Robert L. Atchison             40,000(4)           4.5%          $5.75        10/16/02        $82,036         $187,336

Richard J. Jacquet             12,500(4)           1.4%           5.75        10/16/02         25,636           58,552
                               10,000(5)           1.1%          10.50        3/13/01          24,173           52,386
                               ------              ----                                       -------          -------
                               22,500              2.5%                                        49,809          110,938

Craig L. McKibben              25,000(4)           2.8%           5.75        10/16/02         51,272          117,104

Joel D. Talcott                12,500(4)           1.4%           5.75        10/16/02         25,636           58,552
                               30,000(4)           3.4%           5.75        10/16/02         39,769           96,198
                               25,000(6)           2.8%          10.50        3/13/99          30,409           62,678
                               ------              ----                                       -------          -------
                               67,500              7.6%                                        95,814          207,428

------------------------

(1) All options are nonqualified stock options granted pursuant to the Company's 1992 Stock Incentive Plan. Upon exercise, the Company may elect to pay cash to the holder for all or part of his option, rather than issuing shares of Class A Stock. All options were granted with an exercise price greater than or equal to the fair market value on the date of grant.

(2) Potential realizable values reflect the difference between the option exercise price at the end of fiscal 1996 and the fair market value of the Company's Class A Stock at the end of the option term, assuming 5% and 10% compounded annual appreciation of the stock price from the date of grant until the expiration of the option. The 5% and 10% appreciation rates are assumed pursuant to rules promulgated by the SEC and do not reflect actual historical or projected rates of appreciation of the Class A Stock. Assuming such appreciation, on October 16, 2002, the per share value would be $7.80 at 5% or $10.43 at 10% (based on a fair market value of $5.75 on July 16, 1996 which is the grant date for the options described in Note 4); on March 13, 2001, the per share value would be $12.92 at 5% or $15.74 at 10% (based on a fair market value of $10.50 per share on December 13, 1996 which is the grant date for the options described in Note 5); and on March 13, 1999, the per share value would be $11.72 at 5% or $13.01 at 10% (based on a fair market value of $10.50 per share on December 13, 1996, which is the grant date for the options described in Note 6). The foregoing values do not reflect appreciation actually realized by the Named Executives. See "Option/Exercises and Values", below.


                                       12
438774.6

(3) For purposes of calculating these percentages, the total options granted to all employees in fiscal 1996 was 882,250.

(4) These options become exercisable on July 16, 2002, and expire 15 months after they become vested. In the case of the 40,000 options granted to Mr. Atchison, 12,500 of these were vested early on October 11, 1996, and 7,500 options were vested early on February 14, 1997 pursuant to achievement of specific performance goals.

(5) These options become exercisable as to 40% of the shares on December 13, 1997, and an additional 8.25% of the shares become exercisable each quarter for the next eight quarters. The option expires 15 months after each vesting increment.

(6) These options become exercisable on December 13, 1997, and expire 15 months after vesting.


Option/SAR Exercises and Values

         The following table provides certain information concerning the exercise of stock options during 1996 and the value of unexercised options to purchase shares of the Company's Class A Stock held by the Company's Named Executives as of December 31, 1996.


                                  Aggregated Option/SAR Exercises in Fiscal 1995 and
                                           Fiscal Year End Option/SAR Values



                                                                          Number of                              Value of
                                                                    Securities Underlying                       Unexercised
                                                                         Unexercised                           In-the-Money
                                                                       Options/SARs at                        Options/SARs at
                                                                       Fiscal Year End                      Fiscal Year End(1)
                                                           -------------------------------------------------------------------------
                             Shares
                          Acquired on          Value
         Name             Exercise (#)      Realized ($)       Exercisable       Unexercisable        Exercisable      Unexercisable
         ----             ------------      ------------       -----------       -------------        -----------      -------------

Edward J. Bramson              0                n/a                   2,500                0               7,344

Robert L. Atchison           24,000           192,000               172,300          103,700          $1,154,406         $588,094

Richard J. Jacquet             0                n/a                  71,650           47,850             501,260          213,084

Craig L. McKibben              0                n/a                 208,000           25,000           1,456,000           78,688

Joel D. Talcott                0                n/a                  64,650           89,850             449,197          286,397


------------------------

(1) The fair market value of the stock on December 31, 1996 was $8.9375 per share, based on the closing price on the American Stock Exchange (as reported by an on line quotation service) on December 31, 1996, which was the last trading day of the year.



                                       13
438774.6

Pension Plan

         The Company maintains an Employees' Retirement Plan for its employees (the "Retirement Plan"). The Retirement Plan is a defined benefit plan under which a participant's annual post-retirement pension benefit is generally determined by the employee's years of credited service as determined under the Retirement Plan ("Credited Service") and his or her average annual earnings during the highest 60 consecutive months of the last 120 consecutive months of service ("Final Average Annual Compensation"). Effective February 1, 1994, the accrual of additional benefits under the Retirement Plan was discontinued by providing that a participant's benefits will be determined on the basis of Credited Service and Final Average Annual Compensation accrued to the earlier of termination of employment or January 31, 1994. There are no employee contributions under the Retirement Plan. Under applicable Internal Revenue Code limits, the maximum annual benefit payable under the Retirement Plan, as of January 1, 1997, is $125,000, assuming that payments are made on a straight life or qualified joint and survivor basis, beginning at age 65.

         The following table describes the estimated annual benefits payable upon retirement under the Retirement Plan at specified compensation levels and for specified years of Credited Service. As indicated above, Final Average Annual Compensation and Years of Credited Service for each employee were frozen during 1994.

                                                  Pension Plan Table
  Final Average
     Annual
  Compensation                                                Years of Credited Service
---------------------------------------------------------------------------------------------------------------------------------

                              15                 20                 25                 30                35          40
                              --                 --                 --                 --                --          --
     125,000                $25,200            $33,500            $41,900            $50,300          $ 58,700     $ 67,100
     150,000                 30,400             40,500             50,700             60,800            70,900       81,100
     175,000                 35,700             47,500             59,400             71,300            83,200       95,100
     200,000                 40,900             54,500             68,200             81,800            95,400       109,100
     225,000                 44,900             59,900             74,900             89,900           104,900       119,800
     250,000                 44,900             59,900             74,900             89,900           104,900       119,800
     300,000                 44,900             59,900             74,900             89,900           104,900       119,800
     400,000                 44,900             59,900             74,900             89,900           104,900       119,800
     450,000                 44,900             59,900             74,900             89,900           104,900       119,800
     500,000                 44,900             59,900             74,900             89,900           104,900       119,800



         A participant's annual pension payable as of normal retirement date will be equal to the following (subject to a minimum benefit level and to the freezing of benefits as described above): 1.1% of that portion of the Final Average Annual Compensation, up to the "Social Security Integration Amount" in effect for 1994, plus 1.4% of that portion of the Final Average Annual Compensation in excess of the Social Security Integration Amount, multiplied by the number of years of Credited Service. As a result of the benefit freeze, the Social Security Integration Amount, which is determined based on a participant's year of birth, has been frozen at the level that was applicable for each year of birth in 1994. The Social Security Integration Amount was $24,312 for a participant retiring in 1994 at age 65. For purposes of determining Final Average Annual Compensation, salary, overtime and sales commissions are included. For each of the Named Executives covered by the Retirement Plan, such compensation for fiscal 1993 is equal to the compensation disclosed in the "Salary" column in the Summary Compensation Table. Because of the freeze implemented in January 1994, compensation during 1994 or subsequent years will not be used to determine Final Average Annual Compensation for the Named Executives. The table above assumes that benefits are payable for life from normal retirement date (age 65) and are computed on a straight life basis. The benefits payable are not subject to any deduction for Social Security or other offset amounts.

         Since January 31, 1994, the Final Average Annual Compensation and the estimated years of Credited Service for each of the Named Executives have been as follows: Mr. Atchison -- $138,524; 18 years 2 months;

                                       14
438774.6

Mr. Jacquet -- $117,987; 5 years 5 months; and Mr. Talcott -- $130,706; 19 years 3 months. Mr. Bramson and Mr. McKibben are not participants in the Retirement Plan. In addition to the estimated benefits payable shown in the table above, Mr. Talcott is eligible to receive $15,140 per year upon retirement at normal retirement age under the terms of the Ampex Corporation Supplemental Retirement Income Plan, which was terminated as of December 31, 1987. No other Named Executives are eligible to participate in this plan.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

NOTE: THE FOLLOWING SECTION OF THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, NOTWITHSTANDING ANY INCORPORATION BY REFERENCE OF ANY OTHER PORTIONS OF THIS PROXY STATEMENT.

         Compensation for the Company's executive officers for fiscal 1996 was determined by the Compensation Committee of the Board of Directors (with Mr. Bramson abstaining from decisions with respect to his own compensation). The Compensation Committee (the "Committee") has provided the following report with respect to the compensation of executive officers for fiscal 1996.

Overview

         The Company believes that the compensation of all employees, including executive officers, must be sufficient to attract and retain highly qualified personnel and must align compensation with the Company's short-term and long-term business strategies and performance goals. In the case of executive officers, it must also provide meaningful incentives for measurably superior performance. To insure that its compensation practices remain competitive, the Company regularly compares its compensation policies with those of other similar companies.

         The Company's compensation philosophy for executive officers is to pay above-average total compensation when superior performance is achieved, both by the Company and the individual executive. In recent years, because of the Company's financial situation and its cash requirements, superior performance for the Company has been equated with achieving certain levels of sales, operating cash flow, profit and other indicators of financial performance. Superior performance by an individual is measured according to a variety of objective and subjective factors. Based on available data reviewed by the Company, the Company believes that the base salary of its chief executive officer is significantly below the median salary for comparable positions with other companies in the electronics and other technology industries. Aggregate base salaries for the Company's other executive officers as a group are slightly below average for comparable positions in other high-technology companies. If superior performance is achieved both by the Company and the individual, the base salary plus cash bonuses will compensate an executive at above-average levels. If the Company does not achieve financial targets and/or individual performance is not superior, total compensation will be at or below comparable average total compensation levels.

Components of Executive Compensation

         The Company provides several different types of compensation for its executive officers in order to achieve its goals of encouraging technological innovation, fostering teamwork and enhancing the loyalty of valuable employees. The Committee believes that the achievement of these goals will ultimately enhance stockholder value.
The components of executive compensation are as follows:

         Salary. The Committee establishes base salaries for its executive officers by reviewing salaries and annual bonuses for comparable positions with other companies. Salary increases are granted from time to time based on both individual performance and on the Company's ability to pay such increases.

         Cash Incentive Plans. In recent years, the Company has had cash incentive plans under which executive officers could receive cash bonuses based on the financial performance of the Company and on their individual

                                       15
438774.6
performance. The Company suspended such bonus plans for 1992 and 1993 because of its financial situation, but bonuses were paid for 1994, 1995 and 1996 because of the Company's improved financial performance.

         1992 Stock Incentive Plan. The Company's 1992 Stock Incentive Plan (the "Plan") provides for the granting of stock options and stock appreciation rights with respect to the Company's Class A Stock to directors, executive officers and other key employees and service providers. Grants under the Plan during 1996 by executive officers are described above in "Compensation of Executive Officers -- Option/SAR Grants." The purpose of the Plan is to provide additional incentives for participants to maximize stockholder value. Through the Plan, the long-range interests of key employees are aligned with the interests of the stockholders of the Company as these employees build an ownership interest in the Company. In fiscal 1996, the Plan was amended to conform to regulations adopted by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"). As so amended, the Plan provides that, except with respect to non-employee directors, all decisions with respect to officers and directors subject to Section 16 of the 1934 Act shall be made by a Committee that is composed solely of two or more non-employee directors. All decisions with regard to awards to any non-employee directors shall be made by the Company's Board of Directors, without the participation or vote of such non-employee director. During fiscal 1996, the Stock Incentive Plan Committee of the Board, which is composed solely of non-employee directors, made all decisions with respect to options for executive officers of the Company.

Limitation on Deductibility of Certain Compensation

         The Internal Revenue Code was amended in 1993 to add Section 162(m), which limits the deductibility, for income tax purposes, of certain executive compensation in excess of $1,000,000 for any individual Named Executive in a single tax year. Based on the current compensation of its Named Executives, the Company does not believe that Section 162(m) will have any impact on the Company in the near term. Accordingly, the Company has not yet established a general policy regarding potential changes in its compensation programs to address the possible impact of Section 162(m). However, during 1994 the 1992 Stock Incentive Plan was amended to minimize the effect of Section 162(m) on compensation under the Plan.

Fiscal 1996 Compensation

         Compensation of Chief Executive Officer; Relationship to Company Performance. For fiscal 1996, Edward J. Bramson, the Company's Chairman and Chief Executive Officer, received a salary of $160,000 for his services to the Company and its subsidiaries. The Compensation Committee had initially set his salary at $175,000 for 1996. However, Mr. Bramson offered to reduce his salary by $15,000 in order to make funds available for bonuses to other employees. As indicated above, the Committee believes that Mr. Bramson's base salary is significantly below the median salary for chief executive officers with other companies in the electronics and other technology industries.

         Mr. Bramson did not receive any options under the Plan during fiscal 1996. In October 1996, SH Securities Co., LLC, as a designee of Mr. Bramson, purchased 400,000 shares of Class A Stock from the Company. See "Certain Relationships and Related Transactions," below. Of these shares, 200,000 are subject to vesting. If Mr. Bramson voluntarily resigns or is terminated for cause before October 23, 1998, the Company may repurchase up to 200,000 shares at the original purchase price, and if he resigns or is terminated for cause after October 23, 1998 but before October 23, 1999, the Company may repurchase up to 100,000 shares. Mr. Bramson and his affiliates also own other shares of Class A Stock. See "Security Ownership of Certain Beneficial Owners and Management," above. The Committee believes that this stock ownership by Mr. Bramson and his affiliates creates a strong incentive for Mr. Bramson to remain with the Company, as well as aligning his interest with the interests of the stockholders of the Company by giving him an incentive to enhance the market value of the Company's Class A Stock.

         The value of Mr. Bramson's stock options (as well as the value of shares that he and his affiliates own) is directly related to the performance of the Company, as measured by the price of its Class A Stock. The salary component of Mr. Bramson's compensation for fiscal 1996 was a fixed amount and accordingly did not have any particular relationship to the Company's performance. However, the Committee believes that Mr. Bramson's contributions to the Company during 1996 amply justified his salary. During 1996, the Company's financial performance reflected substantial improvements in earnings before non-recurring items and in financial condition.

                                       16
438774.6

In addition, during 1996 the Company significantly progressed with respect to its keepered media development program and successfully relocated its key manufacturing and administrative facilities. In the future, Mr. Bramson's compensation package may include eligibility for cash bonuses, the payment of which will be tied to both individual and Company performance.

         Compensation of Other Executive Officers. The compensation of other executive officers for fiscal 1996 was determined by the Compensation Committee in accordance with the general principles described above. Salary levels remained similar to fiscal 1995 levels, and were slightly below average for comparable positions with other high technology companies. For the reasons indicated below, the Committee concluded that cash bonuses for fiscal 1996 to all executive officers except Mr. Bramson were appropriate. The bonuses ranged in amount from $56,021 to $165,000, and totaled approximately $555,000 for the Company's six executive officers. Of this amount, approximately $360,000 was paid based on the accomplishment of specific objectives by individual officers, or the achievement of specific financial performance levels by the Company. A substantial portion of bonuses paid for 1996 was allocated to executives by Mr. Bramson in accordance with authority delegated to him by the Committee, and the remainder was approved by the Committee, in its discretion, after review of recommendations made by Mr. Bramson. In making the decision to pay discretionary bonuses for fiscal 1996, the Committee considered the significant improvement in the Company's financial performance in recent years, as well as the specific contributions to this improvement that were made by each officer in his or her particular area of responsibility.

         During 1996, the Stock Incentive Plan Committee granted options under the Plan to all executive officers except Mr. Bramson. The options granted to executive officers ranged in size from 22,500 shares to 67,500 shares and were based on recommendations developed by Mr. Bramson in conjunction with the Company's Human Resources Department. See "Option/SAR Grants in Fiscal 1996," above. In determining the size of option grant to recommend for each executive, the Company reviewed competitive compensation information from other companies in the high technology industry, as well as the officer's responsibilities and other compensation.

                                                   COMPENSATION COMMITTEE

                                                   Peter Slusser, Chairman
                                                   Edward J. Bramson
                                                   Douglas T. McClure, Jr.
                                                   William A. Stoltzfus, Jr.



                                       17
438774.6

                            COMPANY PERFORMANCE GRAPH

NOTE: THE FOLLOWING SECTION OF THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, NOTWITHSTANDING ANY INCORPORATION BY REFERENCE OF ANY OTHER PORTIONS OF THIS PROXY STATEMENT.

         The following chart compares the stock price performance of the Company from its initial public offering in July 1992 through December 1996 to that of the companies included in the S&P 500 Index and the companies included in the S&P High Technology Composite Index.

     COMPARISON OF CUMULATIVE TOTAL RETURN AMONG AMPEX CORPORATION, S&P 500 INDEX AND S&P HIGH TECHNOLOGY COMPOSITE INDEX FROM JUNE 30, 1992 THROUGH
                               DECEMBER 31, 1996*


























* Assumes $100 invested in the S&P 500 and the S&P High Technology Composite Index on June 30, 1992 and $100 invested in the Company's Class A Stock on July 17, 1992 (the date of the Company's initial public offering). Data with respect to returns for the S&P indices is not readily available for periods shorter than one month. Total return is calculated for the S&P indices assuming reinvestment of dividends. The Company has not paid any dividends.

438774.6


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From January 1, 1996 to the present, there have been no transactions involving more than $60,000 in which the Company or any of its subsidiaries was a party and in which any executive officer, director, beneficial owner of more than 5% of any class of the Company's Common Stock, or member of the immediate family of any of the foregoing persons, had a material interest, except as indicated in "Compensation of Executive Officers," above, the conversion or exercise of outstanding convertible notes or warrants issued by the Company, and as follows:

Stock Purchase by SH Securities Co., LLC

         On October 22, 1996, the Company entered into a Stock Purchase Agreement with Edward J. Bramson, pursuant to which the Company agreed to sell 400,000 shares of Class A Stock to Mr. Bramson or a permitted designee for $6.875 per share, which was the closing price for shares of Class A Stock on the date the Board of Directors of the Company authorized this transaction. On October 23, 1996, SH Securities Co., LLC ("SHLLC"), a permitted designee of Mr. Bramson, purchased these shares. Payment was made by (i) cash in the amount of $550,000 and (ii) a promissory note of SHLLC in the amount of $2,200,000. The note bears interest, payable annually, at the applicable federal rate, and is payable in full on October 15, 2001. The note is secured by a pledge of the shares purchased. Of these shares, 200,000 are subject to vesting. If Mr. Bramson voluntarily resigns or is terminated for cause within 24 months of the date of sale, the Company may repurchase up to 200,000 shares at the original purchase price, and if he resigns or is terminated for cause after such date, but within 36 months after the date of sale, the Company may repurchase up to 100,000 shares at cost.

Certain Indebtedness of Management

         In February, 1995, Sherborne Investments Corporation ("SIC"), a corporation controlled by Edward J. Bramson, issued a promissory note to the Company in connection with the purchase by SIC of 1,500,000 shares of Class A Stock as Mr. Bramson's designee. The note is due and payable in full in January, 2000 and bears interests at the applicable Federal rate. Accrued interest on the note through December 31, 1996, which amounted to $150,804, was paid in 1996. In 1996, SIC voluntarily prepaid $273,700 of this note, and at December 31, 1996, the principal balance of the note was $1,779,050.

                  STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         Stockholder proposals for inclusion in the Company's Proxy Statement and proxy relating to the Company's 1998 Annual Meeting of Stockholders must be received by the Company by December 9, 1997.

                                 OTHER BUSINESS

         The Board does not presently intend to bring any other business before the Meeting and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the accompanying Notice of Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in accordance with the judgment of the persons voting such proxies.

                                     By Order of the Board of Directors



                                     Edward J. Bramson
                                     Chairman


ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                       19
438774.6

                                AMPEX CORPORATION
                           CLASS A COMMON STOCK PROXY
               FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 16, 1997

     The undersigned hereby appoints Edward J. Bramson and Craig L. McKibben, or either of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of AMPEX CORPORATION to be held at the Westin St. Francis Hotel, 335 Powell Street, San Francisco, California on May 16, 1997 at 9:00 a.m., and any adjournment thereof, and to vote the number of shares of the CLASS A COMMON STOCK of AMPEX CORPORATION that the undersigned would be entitled to vote if personally present.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMPEX CORPORATION. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION NAMED ON THE REVERSE AND FOR PROPOSAL 2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof to the extent authorized by Rule 14a- 4(c) promulgated by the Securities and Exchange Commission and by applicable state laws (including matters that the proxy holders do not know, a reasonable time before this solicitation, are to be presented).

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE








------------------------------------------------------------------------------------------------------------------------------------

             ---------
                             Please mark your
               X             votes as in this                                                                   L
      A                      example.
             ---------

                                                                                          FOR  /  /    AGAINST  /  /  A STAIN  /  /
                                       WITHHOLD
1.  ELECTION      FOR both the       AUTHORITY                                            2.  PROPOSAL TO RATIFY THE SELECTION OF
    OF             nominees      to vote for both the       Nominees: Craig L. Mc Kibben      COOPERS & LYBRAND L.L.P.
    CLASS III   listed ar right  nominees listed at right             Peter Siusser           INDEPENDENT PUBLIC ACCOUNTANTS FOR
    DIRECTORS       /    /           /     /                                                  THE 1997 FISCAL YEAR




To withhold authority to vote for any individual nominees(s), write name of nominee(s) below:
                                                                                              I PLAN TO ATTEND MEETING  /  /
---------------------------------------

                                                                                         The undersigned acknowledges receipt
                                                                                         of (a) the Notice of the 1997 Annual
                                                                                         Meeting of Stockholders, (b) the
                                                                                         accompanying Proxy Statement and (c) the
                                                                                         Company's 1996 Annual Report

                                                                                         STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN
                                                                                         AND RETURN THIS PROXY PROMPTLY IN THE
                                                                                         ENVELOPE PROVIDED, WHICH REQUIRES NO
                                                                                         POSTAGE IF MAILED WITHIN THE UNITED STATES


SIGNATURE __________________  DATE ______________, 1997         SIGNATURE ___________________________    DATE ______________, 1997
                                                                          Signature if held jointly
Proxy Instructions:
1.  Please sign exactly as the name or names appear on your      2.  If the shares are issued in the name of two or more persons,
    stock certificate (as indicated hereon).                         all of them must sign the proxy.
3.  A proxy executed by a corporation must be signed in its      4.  Executors, administrators, trustees and partners should
    name by an authorized officer.                                   indicate their capacity when signing.

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

C/M  11115.0000 457493.1